UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 AUGUST 9, 2005
               (Date of Report) (date of earliest event reported)


                           NATIONAL DENTEX CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-23092


                            MASSACHUSETTS 04-2762050
      (State or Other Jurisdiction of (I.R.S. Employer Identification No.)
                         Incorporation or Organization)

                     526 Boston Post Road, Wayland, MA 01778
               (Address of Principal Executive Offices) (Zip Code)


                                (508) 358 - 4422
                (Registrant's Telephone No., including Area Code)


ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 9, 2005, National Dentex Corporation ("NADX") entered into an amended and restated credit facility with Bank of America, N.A. ("Bank of America"), consisting of a $5 million revolving credit facility, a $20 million acquisition revolving credit facility and a new $20 million term loan facility.

The full text of the Amended and Restated Loan Agreement between NADX and Bank of America in respect of the new credit facility is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  NATIONAL DENTEX CORPORATION
                                  (Registrant)




August 15, 2005 By:               /S/ RICHARD F. BECKER, JR.
                                  ---------------------------
                                  Richard F. Becker, Jr.
                                  Executive Vice President,
                                  Treasurer and Chief Financial Officer





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                                  EXHIBIT INDEX

10.1 Amended and Restated Loan Agreement by and between Bank of America, N.A. and National Dentex Corporation dated August 9, 2005